PROSPECTUS
NOVEMBER 1, 2016

Hood River Small-Cap Growth Fund
Institutional Shares
Ticker: HRSMX
Investor Shares
Ticker: HRSRX

Telephone: (800) 497-2960
www.hoodrivercapital.com
This prospectus contains important information about this mutual fund, including information on its investment policies, risks, and fees.  For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.
Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

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For information about key terms and concepts, please refer to the “Glossary.”
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SUMMARY SECTION

INVESTMENT OBJECTIVE

The Hood River Small-Cap Growth Fund (the “Fund”) seeks superior long-term growth of capital.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):	Institutional Shares	Investor Shares
Redemption Fee (as a Percentage of Amounts Redeemed Within 60 Days of Purchase)	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%	1.00%
Distribution (12b-1) and/or Service Fees	None	0.25%
Other Expenses	0.40%	0.40%
Acquired Fund Fees and Expenses[1]	0.01%	0.01%
Total Annual Fund Operating Expenses[2]	1.41%	1.66%
Fee Waivers/Expense Reimbursements[3]	(0.31)%	(0.31)%
Total Annual Fund Operating Expenses After Fee Waivers/Expense Reimbursements	1.10%	1.35%

[1]	“Acquired Fund” means any investment company in which the Fund invests or has invested during the period.
2	The “Total Annual Fund Operating Expenses” will not correlate to the Fund’s ratio of expenses to average net assets in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund and does not include “Acquired Fund Fees and Expenses.”

[3]	Hood River Capital Management LLC (“Hood River” or the “Adviser”), the Fund’s investment adviser, has contractually agreed to waive a portion of its fees and reimburse certain expenses for the Fund to limit the total annual fund operating expenses (excluding taxes, extraordinary expenses, brokerage commissions, interest and acquired fund fees and expenses (collectively, “Excludable Expenses”)) to 1.09% and 1.34% for Institutional Shares and Investor Shares, respectively. To the extent the Fund incurs Excludable Expenses, Total Annual Fund Operating Expenses After Fee Waivers/Expense Reimbursements may be greater than 1.09% for Institutional Shares and 1.34% for Investor Shares, respectively. The waivers and reimbursements will remain in effect through December 31, 2020 unless terminated sooner by mutual agreement of the Fund’s Board of Trustees (the “Board”) and Hood River.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual fee waiver/expense reimbursement through December 31, 2020).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$112	$350	$643	$1,574
Investor Shares	$137	$428	$775	$1,852

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may generate a greater amount of taxable capital gains. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 170% of the average value of its portfolio.

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PRINCIPAL INVESTMENT STRATEGIES

The Fund, under normal market conditions, invests at least 80% of its net assets plus any borrowings for investment purposes in the following equity (or equity-related) securities:

•	Common stocks of U.S. corporations that are judged by Hood River to have strong growth characteristics or to be undervalued in the marketplace relative to underlying profitability and have a market capitalization which, at the time of purchase, is consistent with the capitalization ranges of the S&P SmallCap 600® and Russell 2000® Growth Indices (“small-cap companies”);
•	Options on, or securities convertible into, the common stock of small-cap companies (such as convertible preferred stock, convertible bonds, warrants, and debentures);
•	Options on indices of the common stock of small-cap companies; and
•	Contracts for either the future delivery, or payment in respect of the future market value, of certain indices of common stock of small-cap companies, and options upon such futures contracts.

As a non-fundamental policy, no more than 15% of the Fund’s total assets may at any time be committed or exposed to derivative strategies, which includes options and futures contracts.  The value of such derivative instruments will be counted toward the Fund’s 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.  For purposes of the Fund’s 80% policy discussed above, (1) options held by the Fund will be calculated based on the most recent sale price rather than the notional value of such options and (2) futures contracts will be calculated based on the most recent settlement price. The Fund may invest in such instruments for a number of reasons, including for hedging purposes, risk management or other fund management purposes consistent with the Fund’s objective.

The Fund may purchase securities of companies engaged in initial public offerings (“IPOs”).

The Fund may from time to time invest in foreign securities including American Depositary Receipts (“ADRs”), and in convertible securities, including preferred stock, warrants and debentures.

In selecting securities, the research process utilized by Hood River begins by screening a universe of stocks with market capitalizations of generally less than $3 billion which exhibit strong growth characteristics and attractive valuation relative to underlying profitability.  Hood River then performs fundamental and valuation analysis and additional research to select stocks for the Fund.

The Fund maintains a portfolio of approximately 60-120 stocks, which is constructed with the overall goal of mitigating risk.  However, the actual amount of the portfolio holdings may vary due to market conditions.

Hood River periodically engages in active trading of Fund securities.

Hood River generally sells stocks when it believes they have become overvalued, when the fundamentals weaken or if poor relative price performance persists.

As of September 30, 2016, the range of market capitalizations represented by companies in the Russell 2000® Growth Index was between $34 million and $6.29 billion and, as of September 30, 2016, the range of market capitalizations represented by companies in the S&P SmallCap 600® Index was between $35.46 million and $4.88 billion.  Due to market price adjustments or other events after the time of purchase, it is possible that a company’s market capitalization may drift above or below this range.  Nevertheless, a company whose capitalization no longer meets this definition after purchase continues to be considered to have a small market capitalization for purposes of the 80% policy.  The Fund may invest up to 20% of its total assets in stocks of companies in other capitalization ranges.

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PRINCIPAL RISKS

An investment in the Fund is subject to the principal risks summarized below, which are further described under “Additional Principal Risk Information.”

•	It is possible to lose money by investing in the Fund. There is no guarantee that stocks in general or the specific securities that the Fund buys will increase in value.

•
The Fund’s share price will fluctuate in response to changes in market value of the Fund’s underlying investments.  Market value changes result from business developments affecting an issuer as well as general market and economic conditions.

•
Common stocks and other equity securities generally increase or decrease in value based on the earnings of a company and on general industry and market conditions.  A fund that invests a significant amount of its assets in common stocks and other equity securities is likely to have greater fluctuations in share price than a fund that invests a significant portion of its assets in fixed income securities.

•
The Fund is subject to greater volatility than funds that invest in large-cap companies.  Small-cap companies may be more vulnerable than large-cap companies to adverse business or economic developments, their securities may be less liquid and more volatile than securities of larger companies, and they may suffer significant losses.  Small-cap companies may also be more difficult to value than large-cap companies.

•
Certain securities may be difficult or impossible to sell at the time and the price that the Fund would like.  While the markets in securities of small companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volumes than more widely held securities.  The values of these securities may fluctuate more sharply than those of other securities, and the Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices.

•
Growth stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. Growth prices tend to fluctuate more dramatically than the overall stock market.

•
Investments in a foreign market are subject to foreign security risk. A change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency.  Additionally, the value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company’s assets, foreign taxes, higher transaction and other costs, delays in settlement of transactions, changes in economic or monetary policy in the U.S. or abroad, or other political and economic factors.  Income and dividends earned on foreign investments may be subject to foreign withholding taxes.

•	American Depositary Receipts (“ADRs”) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country.
•
The use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in securities underlying those derivatives.  Derivatives can be volatile, illiquid and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by the Fund and the Fund’s other investments.  These risks may cause the Fund to experience higher losses than a fund that does not use derivatives.  Future contracts and options may not always be successful hedges and using them could lower the Fund’s total return.  The potential loss from the use of futures can exceed the Fund’s initial investment in such contracts.

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•	An IPO presents the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of a portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. The Fund’s investments in IPO shares may include the securities of “unseasoned” companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain.
•
The Fund engages in active and frequent trading, resulting in high portfolio turnover.  The higher the Fund’s portfolio turnover rate in a year, the greater the trading costs and the greater the chance of a shareholder receiving distributions of taxable gains in the year.

•	The performance of the Fund will depend on whether or not Hood River is successful in pursuing the Fund’s investment strategies.

PERFORMANCE INFORMATION

The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the performance of the Fund from calendar year to calendar year and by showing how the Fund’s average annual returns for one year, five years, ten years and since inception compared with those of the Russell 2000® Growth Index, which is a broad measure of market performance.  This performance information includes performance of the Fund’s predecessor, the Roxbury Small-Cap Growth Fund (a series of WT Mutual Fund) (the “Predecessor Fund”), for periods prior to February 2, 2007.  From inception (January 2, 2003) to May 30, 2013, the Fund was managed by the Small-Cap Growth Investment Team of Roxbury Capital Management, LLC (“Roxbury”), the Fund’s predecessor investment adviser.  In 2013, Roxbury’s Small-Cap Growth Investment Team formed Hood River and Hood River became the Fund’s sub-adviser effective May 30, 2013.  Effective January 20, 2015, Hood River replaced Roxbury as the primary investment adviser to the Fund. The Fund’s past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.  More recent performance information is available by calling (800) 497-2960.
Institutional Class Shares(1)
Calendar Year Returns as of December 31

(1)  The returns shown in the bar chart are for Institutional Class shares.  The performance of the Investor Class shares will differ due to differences in expenses.

Best Quarter	Worst Quarter
22.35%	(25.90)%
June 30, 2009	December 31, 2008

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The Fund’s calendar year-to-date return for Institutional Class shares as of September 30, 2016 was 10.44%.

Average Annual Total Returns (For the Periods Ended December 31, 2015)	1 Year	5 Year	10 Year	Since Inception
Institutional Class Shares (Inception 1/2/03)
Return Before Taxes	0.80%	12.93%	8.16%	11.73%
Return After Taxes on Distributions	(0.51)%	12.64%	7.44%	11.01%
Return After Taxes on Distributions and Sales of Fund Shares	1.52%	10.36%	6.45%	9.74%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)	(1.38)%	10.67%	7.95%	10.60%

Because Investor Class shares have not been offered for a full calendar year, the information provided represents returns of Institutional Class shares only.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown, and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

INVESTMENT ADVISER

Hood River Capital Management LLC

PORTFOLIO MANAGERS

Robert C. Marvin, CFA Managing the Predecessor Fund from January 2003 to February 2007 and the Fund since February 2007	Brian P. Smoluch, CFA Managing the Predecessor Fund from January 2003 to February 2007 and the Fund since February 2007

David G. Swank, CFA Managing the Fund since April 2009

PURCHASE AND SALE OF FUND SHARES

The minimum initial investment for Institutional Shares of the Fund is $25,000 and the minimum initial investment for Investor Shares of the Fund is $1,000.  Additional investments may be made in any amount.

A shareholder may sell (redeem) shares on any Business Day.  Shares may be redeemed in one of the following ways:

By Regular Mail- Send A Written Request To: Hood River Small-Cap Growth Fund c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202	By Wire: Call the Fund at (800) 497-2960

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TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, long-term capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or individual retirement account.  Distributions may be taxable upon withdrawal from a tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related service. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUND

INVESTMENT OBJECTIVE

The Fund seeks superior long-term growth of capital.  The Fund’s investment objective may not be changed without shareholder approval.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES

Hood River’s research process for the Fund begins by screening a universe of stocks with market capitalizations of less than $3 billion which exhibit strong growth characteristics and attractive valuation relative to underlying profitability.  Hood River then performs fundamental analysis to identify companies with the following characteristics: growing revenues; stable or expanding margins; low debt levels; solid cash flows; and high or potentially high returns on capital.  Hood River performs additional research of the most promising stocks to uncover those companies with solid management that have executed well over time, strengthening competitive positions, and positive business and market trends.  A valuation analysis is then performed to see whether the stock is attractively priced relative to its industry, historical range, and the overall market.  The policy of the Fund to invest at least 80% of its net assets in certain equity and equity-related securities may be changed upon 60 days’ written notice to shareholders.

The Fund may invest in options, futures contracts and similar investments (known as derivatives) that may be used in hedging, risk management or other fund management purposes consistent with the Fund’s objectives.

The frequency of Fund transactions and the Fund’s turnover rate will vary from year to year depending on the market.  A higher turnover rate increases transaction costs (i.e., brokerage commissions) and may create adverse tax consequences for the Fund’s shareholders.  With frequent trading activity, a greater proportion of any distributions paid out by the Fund will be characterized as ordinary income, which is taxed at higher rates than long-term capital gains and which may decrease your after-tax return.  Such factors may have the effect of lowering the Fund’s net asset value (“NAV”) and overall fund performance.

The Fund may invest in foreign securities, including American Depositary Receipts (“ADRs”).  ADRs are negotiable certificates held in a U.S. bank representing a specific number of shares of a foreign stock traded on a U.S. stock exchange.  ADRs make it easier for U.S. citizens to invest in foreign companies due to the widespread availability of dollar-denominated price information, lower transaction costs, and timely dividend distributions.  An American Depositary Share is the share issued under an American Depositary Receipt agreement which is actually traded.

The Fund may invest in the securities of other investment companies, including exchange-traded funds (“ETFs”), to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder. As a shareholder in an investment company, the Fund would bear its pro rata portion of the investment company’s expenses, including advisory fees, in addition to its own expenses.  Although the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including ETFs, registered investment companies may be permitted to invest in certain ETFs beyond the limits set forth in Section 12(d)(1) of the 1940 Act provided such ETF is granted an exemptive order by the SEC subject to certain terms and conditions imposed by such exemptive order.  It is possible that the Fund will enter into an agreement with an ETF pursuant to an exemptive order to allow the Fund to invest in such ETF beyond the Section 12(d)(1) limitations.

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At the time of purchase, individual stock holdings may represent up to 5% of the Fund’s value.  However, due to market price fluctuations, individual stock holdings may exceed 5% of the Fund’s value.  The Fund may overweight or underweight certain industries and sectors based on the investment adviser’s opinion of the relative attractiveness of companies within those industries and sectors.  The Fund may not invest in more than 10% of the outstanding voting shares of a company.

In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position and invest without limit in commercial paper and other money market instruments that are rated investment grade by a nationally recognized statistical rating organization, or determined by the investment adviser to be of comparable quality.  The result of this action may be that the Fund will be unable to achieve its investment objective.

The Fund also may use other strategies and engage in other investment practices, which are more fully described in the Statement of Additional Information (“SAI”).

ADDITIONAL PRINCIPAL RISK INFORMATION

The following is a list of certain risks that may apply to your investment in the Fund.  Further information about investment risks is available in the Fund’s SAI.

•	Market Risk: The market value of a security may go up or down in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Price changes may be temporary or last for extended periods.
•	Small Company Risk: Companies in which the Fund invests may be more vulnerable than larger companies to adverse business or economic developments. Small-cap companies may also have limited product lines, markets, or financial resources, may be dependent on relatively small or inexperienced management groups, and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid, more volatile and more difficult to value than securities of larger companies and therefore may involve greater risk than investing in larger companies.
•	Growth Investing Risk: The risk that an investment in a growth-oriented fund may be more volatile than the rest of the U.S. market as a whole. If the investment adviser’s assessment of a company’s prospects for earnings growth or how other investors will value the company’s earnings growth is incorrect, the process of the stock may fail to reach the value that the adviser has placed on it. Growth stock prices tend to fluctuate more dramatically than the overall stock market.
•	Derivatives Risk: Some of the Fund’s investments may be referred to as “derivatives” because their value depends on, or is derived from, the value of an underlying asset, reference rate, or index. Derivative instruments may be highly volatile. Investing in derivatives involves special risks including liquidity, operational, counterparty, accounting and tax risks. The use of derivatives is a highly specialized investment activity. Derivatives may be illiquid and difficult to price. In addition, there is a risk that the Fund may be unable to terminate or sell a derivative position. These risks may cause the Fund to experience higher losses than a fund that does not use derivatives. Futures contracts and options may not always be successful hedges and using them could lower the Fund’s total return. Futures contracts and options are also subject to the risk that changes in the value of the investment will not correlate to changes in the value of the underlying security.

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•	Foreign Security Risk: Foreign investments involve risks relating to political, economic, regulatory, or social instability, military action or unrest, or diplomatic developments and may be affected by actions of foreign governments adverse to the interest of U.S. investors.
•	Currency Risk: Investments denominated in foreign currencies involve certain risks. Foreign securities are usually denominated in foreign currency; therefore, changes in foreign currency exchange rates affect the net asset value of the Fund.
•	IPO Risk: The Fund may purchase securities of companies engaged in initial public offerings (“IPOs”). The price of securities purchased in IPOs can be very volatile. The Fund’s investments in IPO shares may include the securities of “unseasoned” companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines. The effect of IPO investments on the Fund’s performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund, and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.
•
ADR Risk:  ADRs are certificates evidencing ownership of shares of a foreign issuer.  These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere.  The underlying shares are held in trust by a custodian bank or similar financial institution.  The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions.  ADRs may be available through “sponsored” or “unsponsored” facilities.  A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary.  An unsponsored facility may be established by a depositary without participation by the issuer of the underlying security.  Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility.  The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.  ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies.  However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.  These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country.

•	Portfolio Turnover Risk: If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund’s performance. In addition to lower performance, high portfolio turnover could result in a higher amount of taxable capital gains, including short-term capital gains taxable to shareholders at ordinary income tax rates.
•	Liquidity Risk: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. While the markets in securities of small companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volumes than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and the Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers’ underlying earnings potential or assets.

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DISCLOSURE OF PORTFOLIO HOLDINGS

A complete list of the Fund’s portfolio holdings is publicly available on a quarterly basis through filings with the SEC on Forms N-CSR and N-Q.  In addition, the Fund’s top ten holdings are posted at www.hoodrivercapital.com 45 days after each calendar quarter end.  Further description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is provided in the Fund’s SAI.

MANAGEMENT OF THE FUND

INVESTMENT ADVISER

Hood River Capital Management LLC (“Hood River” or the “Adviser”), 1 SW Columbia Street, Suite 630, Portland, Oregon 97258, serves as the adviser to the Fund, subject to the supervision of the Board of Manager Directed Portfolios (the “Trust”).  Hood River was established in January 2013 and offers investment advisory services to mutual funds, institutional accounts and individual investors.  Prior to January 20, 2015, Roxbury Capital Management, LLC (“Roxbury”) served as investment adviser to the Fund and Hood River served as sub-adviser to the Fund.  As of September 30, 2016, Hood River had assets under management of approximately $1.02 billion.

ADVISORY FEES

The Fund pays Hood River a monthly advisory fee at the annual rate of 1.00% of the Fund’s first $1 billion of average daily net assets; 0.95% of the next $1 billion of average daily net assets; and 0.90% of average daily net assets in excess of $2 billion. For the fiscal year ended June 30, 2016, Hood River received, after waivers and reimbursements, an advisory fee of 0.69% of the average daily net assets of the Fund.

Hood River has contractually agreed to limit the total annual fund operating expenses of the Fund, excluding taxes and certain other expenses, to 1.09% for Institutional Shares and 1.34% for Investor Shares, respectively.  The waivers and reimbursements will remain in effect through December 31, 2020 unless sooner terminated by mutual agreement of the Board and Hood River.

A discussion regarding the basis for the Board’s approval of the investment advisory agreement for the Fund is available in the Fund’s Annual Report to shareholders dated June 30, 2015.

PORTFOLIO MANAGERS OF THE FUND

The business experience and educational background of the Fund’s managers is provided below.  The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

The day-to-day management of the Fund is the responsibility of Hood River’s Small-Cap Growth Investment Team (the “Investment Team”), which includes the individuals listed below.  The Investment Team meets regularly to make investment decisions for the Fund.

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Robert C. Marvin, CFA co-founded Hood River in January 2013 and has twenty-two years of investment management experience.  From July 2002 to June 2013, Mr. Marvin was with Roxbury where he was a portfolio manager on the Small-Cap Growth Investment Team.  From 1998 to July 2002, Mr. Marvin was with Columbia Management Group (“Columbia”) where he was a portfolio manager on the Small/Mid-Cap Investment Team as well as an Equity Analyst focusing on small/mid-cap securities.  Prior to joining Columbia, he was Vice President and Consumer Analyst for The Seidler Companies, a Los Angeles based boutique research and brokerage firm.  Mr. Marvin began his career at Deloitte & Touche where he earned his CPA and became a Senior Consultant.  He has a B.S. from the University of California, Berkeley and an M.B.A. from UCLA.

Brian P. Smoluch, CFA co-founded Hood River in January 2013 and has sixteen years of investment management experience.  From July 2002 to June 2013, Mr. Smoluch was with Roxbury where he was a portfolio manager on the Small-Cap Growth Investment Team.  From 1998 to July 2002, Mr. Smoluch was with Columbia where he was a portfolio manager on the Small/Mid-Cap Investment Team, as well as an Equity Analyst focusing on small/mid-cap securities.  From July 1994 to June 1996, he was a Financial Analyst at Salomon Brothers Investment Banking in New York City.  He has a B.S. from the University of Virginia and an M.B.A. from Harvard University.

David G. Swank, CFA co-founded Hood River in January 2013 and has seventeen years of investment experience. His responsibilities include portfolio management as well as equity analysis focusing exclusively on small-cap securities. From April 2009 to June 2013, Mr. Swank was with Roxbury where he was a portfolio manager on the Small-Cap Growth Investment Team.  From 2008 to 2009, Mr. Swank was a Vice President and Healthcare Sector Head with GMT Capital Corporation, an investment management firm.  From 2000 to 2008, he was employed with Morgan Stanley Management/Frontpoint, Durus Capital and Perseus-Soros Management.  Mr. Swank has a B.S. with distinction from the University of Virginia and an M.B.A. from The Amos Tuck School at Dartmouth College.

DISTRIBUTION AND SHAREHOLDER SERVICE (12b-1) Fees

DISTRIBUTOR

Quasar Distributors, LLC (the “Distributor”) is the Fund’s principal underwriter and serves as the Fund’s distributor in connection with the offering of the Fund’s shares.  The Distributor may enter into arrangements with banks, broker-dealers and other financial institutions through which investors may purchase or redeem Fund shares.

RULE 12b-1 PLAN

The Fund has adopted a distribution and shareholder servicing plan pursuant to Rule 12b-1 under the 1940 Act (the “Rule 12b-1 Plan”) on behalf of its Investor Class shares.  Under the Rule 12b-1 Plan, Investor Shares pay the Distributor and other authorized recipients a fee at an annual rate of 0.25% of their average daily net asset value.  The Distributor uses this fee primarily to finance activities that promote the sale of Investor Shares.  Such activities include, but are not necessarily limited to, compensating brokers, dealers, financial intermediaries and sales personnel for distribution and shareholder services, printing and mailing prospectuses to persons other than current shareholders, printing and mailing sales literature, and advertising.  Because 12b-1 fees are ongoing, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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SALES AND MARKETING PROGRAMS

Hood River and/or its affiliates may pay financial intermediaries for distribution, marketing, servicing, and sales support out of its profits or other sources available to it (and not an additional charge to the Fund).  These payments may include amounts that are sometimes referred to as “revenue sharing” payments and are in addition to or in lieu of any amounts payable to financial intermediaries under the Fund’s Rule 12b-1 Plan.

DESCRIPTION OF CLASSES

The Fund offers Investor Shares and Institutional Shares. The classes differ with respect to their minimum investments.  In addition, expenses of the classes differ.  The Fund’s Investor Shares impose a Rule 12b-1 fee that is assessed against the assets of the Fund attributable to that class.  Accordingly, the performance for the Fund’s Investor Shares will be lower than the performance for its Institutional Shares.

The Distributor or the Fund may select financial institutions, such as banks, fiduciaries, custodians, investment advisers and broker-dealers, as agents to provide sales or administrative services for their clients or customers who beneficially own Investor Shares.  Financial institutions will receive 12b-1 fees from the Distributor based upon shares owned by their clients or customers.

SHAREHOLDER INFORMATION

PRICING OF SHARES

The price of the Fund’s shares is based on its net asset value (“NAV”).  U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent, (the “Transfer Agent”) determines the NAV per share of the Fund as of the close of regular trading on the New York Stock Exchange (“Exchange”) (normally 4:00 p.m., Eastern time) on each day that the Exchange is open for business (each, a “Business Day”).  The NAV is calculated by adding the value of all securities and other assets in the Fund, deducting its liabilities, and dividing the balance by the number of outstanding shares in the Fund.  The price at which a purchase or redemption is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the Transfer Agent and under no circumstances will any order be accepted for purchase or redemption after the NAV calculation.  Shares will only be priced on Business Days.  In addition, foreign securities held by the Fund may trade on weekends or other days when the Fund does not calculate NAV.  As a result, the market value of these investments may change on days when shares of the Fund cannot be bought or sold.

The Fund values its assets based on current market values when such values are available.  These prices normally are supplied by an independent pricing service.  Equity securities held by the Fund which are listed on a national securities exchange, except those traded on the NASDAQ Stock Market, Inc. (“NASDAQ”), and for which market quotations are available, are valued at the last quoted sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sale price.

If there is no reported sale on the applicable exchange, securities are valued at the mean between the most recent quoted bid and asked prices.  In the event such market quotations are not readily available, fair value will be determined using procedures adopted by the Board.

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When the Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value.  The Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing.  However, fair values determined pursuant to the Fund’s procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

PURCHASE OF SHARES

The Fund’s shares are offered on a continuous basis and are sold without any sales charges.  The minimum initial investment for Institutional Shares of the Fund is $25,000.  The minimum investment for Investor Shares of the Fund is $1,000.  Additional investments may be in any amount.  You may purchase shares as specified below.

Investors may purchase shares of the Fund through financial intermediaries such as financial consultants, securities brokers, dealers, or benefit plan administrators.  Investors should contact their financial intermediary directly for appropriate instructions, as well as for information pertaining to account and any servicing or transaction fees that may be charged.  Some financial intermediaries are authorized to designate other intermediaries to receive purchase and redemption requests on the Fund’s behalf.

The Distributor, on behalf of the Fund, may enter into agreements with financial intermediaries that provide recordkeeping, transaction processing and other administrative services for customers who own Fund shares.  Hood River and/or its affiliates may pay financial intermediaries for such services.  The fee charged by financial intermediaries may be based on the number of accounts or may be a percentage of the average value of accounts for which the financial intermediary provides services.  As noted above under “Sales and Marketing Programs,” Hood River and/or its affiliates may also make payments for distribution and marketing services.

The Fund reserves the right to change the criteria for eligible investors and investment minimums.

Shares of the Fund have not been registered for sale outside of the United States.  The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

By Telephone:  Investors may purchase additional shares of the Fund by calling (800) 497-2960.  If you elected this option on your account application, and your account has been open for at least 15 calendar days, telephone orders, in amounts of $50 or more, will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (“ACH”) network.  You must have banking information established on your account prior to making a purchase.  If your order is received prior to 4:00 p.m., Eastern time, your shares will be purchased at the NAV calculated on the day your order is placed.

Telephone trades must be received by or prior to market close.  During periods of high market activity, shareholders may encounter higher than usual call waits.  Please allow sufficient time to place your telephone transaction.

By Mail:  You may purchase shares by sending a check in U.S. Dollars drawn on a U.S. bank payable to Hood River Small-Cap Growth Fund, indicating the name and class of the Fund and the dollar amount to be purchased, along with a completed application.  If a subsequent investment is being made, the check should also indicate your Fund account number.  The Fund will not accept payment in cash or money orders.  The Fund does not accept post-dated checks or any conditional order or payment.  To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.

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The Transfer Agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment that is returned.  It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders.  The Fund reserves the right to reject any application. Send the check and application to:

Regular mail:
Hood River Small-Cap Growth Fund
c/o U.S. Bancorp Fund Services, LLC
P. O. Box 701
Milwaukee, WI 53201-0701

Purchase orders, redemption requests or correspondence mailed by overnight courier should be sent to the Fund at:

Overnight mail:
Hood River Small-Cap Growth Fund
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI  53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent.  Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

Shares will be purchased at the NAV next computed after the time the application and funds are received in proper order and accepted by the Fund.

By Wire:  If you are making your first investment in the Fund, before you wire funds, the Transfer Agent must have a completed account application.  You may mail or deliver overnight your account application to the Transfer Agent.  Upon receipt of your completed account application, the Transfer Agent will establish an account for you.  The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire.  Your bank must include both the name of the Fund you are purchasing, the account number, and your name so that monies can be correctly applied.  Your bank should transmit funds by wire to:

Wire to:	U.S. Bank, N.A.
ABA Number:	075000022
Credit:	U.S. Bancorp Fund Services, LLC
Account:	112-952-137
Further Credit:	Hood River Small-Cap Growth Fund
(Shareholder Name/Account Registration)
(Shareholder Account Number)

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Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

For Subsequent Investments – By wire:  Before sending your wire, please contact the Transfer Agent to advise them of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.

Additional Information Regarding Purchases: Purchase orders received by the Transfer Agent before the close of regular trading on the Exchange on any Business Day will be priced at the NAV that is determined as of the close of trading.  Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day.

Any purchase order may be rejected if the Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders.

It is the responsibility of the financial intermediary to transmit orders for the purchase of shares by its customers to the Transfer Agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

Individual Retirement Accounts:  The Fund offers prototype documents for a variety of retirement accounts for individuals and small businesses.  Please call (800) 497-2960 for information on:

•	Individual Retirement Plan, including Traditional IRAs and Roth IRAs.
•	Small Business Retirement Plans, including Simple IRAs and SEP IRAs
•	Coverdell Education Savings Accounts

There may be special distribution requirements for a retirement account, such as required distributions or mandatory Federal income tax withholding.  For more information, call the number listed above.  You may be charged a $15 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account.

Automatic Investment Plan:  Once your account has been opened with the $25,000 minimum for Institutional Shares and $1,000 for Investor Shares you may make additional purchases at regular intervals through the Automatic Investment Plan (“AIP”).  The AIP provides a convenient method to have monies deducted from your bank account, for investment into the Fund, on a monthly, bi-monthly, quarterly, semi-annual, or annual basis.  In order to participate in the AIP, each purchase must be in the amount of $50 or more, and your financial institution must be a member of the ACH network.  If your bank rejects your payment, the Transfer Agent will charge a $25 fee to your account.  To begin participating in the AIP, please complete the AIP section on the account application or call the Transfer Agent at (800) 497-2960.  Any request to change or terminate your AIP should be submitted to the Transfer Agent 5 days prior to effective date.

Payroll Investment Plan:  The Payroll Investment Plan (“PIP”) permits you to make regularly scheduled purchases of Fund shares through payroll deductions.  To open a PIP account, you must submit a payroll deduction form to your employer’s payroll department after your account has been established with the Fund.  Then, a portion of your paychecks will automatically be transferred to your PIP account for as long as you wish to participate in the plan.  It is the sole responsibility of your employer, not the Fund, the Distributor, the Adviser, or the Transfer Agent, to arrange for transactions under the PIP.  The Fund reserves the right to vary its minimum purchase requirements for employees participating in a PIP.  For more information regarding PIP call (800) 497-2960.

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REDEMPTION OF SHARES

You may sell (redeem) your shares on any Business Day.  Redemptions are effected at NAV next determined after the Transfer Agent has received your redemption request.  If held for more than 60 days, there is no fee when Fund shares are redeemed.  If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% on the redemption amount may be charged (see “Redemption Fees” below).  It is the responsibility of the financial intermediary to transmit redemption orders and credit their customers’ accounts with redemption proceeds on a timely basis.  The Fund’s name, your account number, the number of shares or dollar amount you would like redeemed and the signatures by all of the shareholders whose names appear on the account registration should accompany any redemption requests.  The Transfer Agent will normally mail or send your redemption proceeds to the bank you indicated on the next Business Day following receipt by the Transfer Agent of redemption instructions, but never later than 7 days following such receipt.

By Telephone:  If you prefer to redeem your shares by telephone, you must accept telephone options on your account application.  You may then initiate a redemption of shares up to the amount of $50,000 by calling the Transfer Agent at (800) 497-2960.  Adding telephone options to an existing account may require a signature guarantee or other acceptable form of authentication from a financial institution source.

Investors may have a check sent to the address of record, proceeds $1,000 or more may be wired to a shareholder’s bank account of record, or funds may be sent via electronic funds transfer through the ACH network, also to the bank account of record.  Wires are subject to a $15 fee paid by the investor, but the investor does not incur any charge when proceeds are sent via the ACH system.

Once a telephone transaction has been placed, it cannot be canceled or modified.

Telephone trades must be received by or before the close of regular trading on the Exchange on any Business Day.  During periods of high market activity, shareholders may encounter higher than usual call waits.  Please allow sufficient time to place your telephone transaction.  If you are unable to contact the Fund by telephone, you may mail your redemption request in writing to the address noted above.  Once a telephone transaction has been accepted, it may not be canceled or modified.

Before executing an instruction received by telephone, the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine.  The telephone call may be recorded and the caller may be asked to verify certain personal identification information.  If the Fund or its agents follow these procedures, they cannot be held liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine.  This includes fraudulent or unauthorized requests.  If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

By Mail:  If you redeem your shares by mail, you must submit written instructions which indicate the Fund name and class, your account number, the number of shares or dollar amount you would like redeemed and the signatures by all of the shareholders whose names appear on the account registration along with a signature guarantee, if applicable.

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Your redemption request should be sent to:

Regular mail:
Hood River Small-Cap Growth Fund
c/o U.S. Bancorp Fund Services, LLC
P. O. Box 701
Milwaukee, WI 53201-0701

If sent by overnight mail to:

Overnight mail:
Hood River Small-Cap Growth Fund
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI  53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent.  Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

By Wire: Wires are subject to a $15 fee paid by you, but you do not incur any charge when proceeds are sent via the ACH system.  If you purchased your shares through a financial intermediary you should contact the financial intermediary for information relating to redemptions.

Systematic Withdrawal Plan:  As another convenience, you may redeem your Fund shares through the Systematic Withdrawal Plan (“SWP”).  Under the Plan, you may choose to receive a specified dollar amount, generated from the redemption of shares in your account, on a monthly, bi-monthly, quarterly, semi-annual, or annual basis.  In order to participate in the Plan, your account balance must be at least $10,000 and each payment should be a minimum of $100.  If you elect this method of redemption, the Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account.  For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account.  This Program may be terminated at any time by the Fund.  You may also elect to terminate your participation in this Plan at any time by contacting the Transfer Agent sufficiently in advance of the next withdrawal.

A withdrawal under the SWP involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount requested to be withdrawn exceeds the amount available in your account, which includes any dividends credited to your account, the account will ultimately be depleted.

In-Kind Redemptions:  The Fund reserves the right to honor redemption requests by making payment in whole or in part by a distribution of securities from the Fund’s portfolio (a “redemption in-kind”).  Redemptions in kind are taxable in the same manner as redemptions paid in cash for federal income tax purposes.  In addition, the sale of any marketable securities received in-kind may give rise to taxable gains or losses.

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Redemption Fees:  A redemption fee of 1.00% of the total redemption amount (calculated at market value) may be imposed if you sell your shares within 60 days (the “Holding Period”) of your purchase of such shares. This fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed first. However, shares purchased through the reinvestment of net investment income or net capital gain distributions or shares purchased with retirement plan contributions will not be matched with redemptions for purposes of calculating the Holding Period.

This fee will not apply in certain circumstances, including the following:

•	Shares redeemed via a systematic withdrawal plan.

•	Shares redeemed through an automatic, nondiscretionary rebalancing or asset reallocation program.

•
The redemption of shares held through 401(k) and other employee-sponsored retirement plans with more than one participant.  However, the redemption fee does apply to individual retirement accounts (IRAs) and 403(b) custodial accounts.

•	Shares redeemed as part of a retirement plan termination or restructuring.

•	Shares transferred from one retirement plan to another retirement plan within the Fund.

•	Shares converted from one share class to another share class of the Fund.

•	Shares redeemed by the Fund to cover various fees (e.g., fiduciary fees).

In addition to the circumstances noted above, the Trust’s Chief Compliance Officer, in consultation with Hood River, may exempt a redemption from the redemption fee upon a determination that it is not reasonably likely to negatively affect the Fund. The Fund may be limited in its ability to assess or collect the redemption fee on all shares redeemed by financial intermediaries on behalf of their customers.  Accordingly, the Trust may waive the redemption fee for redemptions from omnibus accounts maintained by financial intermediaries that are unable to impose a redemption fee on their underlying accounts when the Trust determines that the imposition of the redemption fee is not necessary to protect the Fund from the effect of short-term trading.

Signature Guarantees: A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required to redeem shares in the following situations:

•	If ownership is being changed on your account;

•	When redemption proceeds are payable or sent to any person, address or bank account not on record;

•	If a change of address was received by the Transfer Agent within the last 30 calendar days;

•	For all redemptions in excess of $10,000 from any shareholder account.

The Fund may waive any of the above requirements in certain instances.  In addition to the situations described above, the Fund and /or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

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Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”).  A notary public is not an acceptable signature guarantor.

IRA and other retirement plan redemptions:  If you have an IRA, you must indicate on your written redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election to have tax withheld will be subject to 10% withholding.

Shares held in IRA accounts may be redeemed by telephone at (800) 497-2960.  Investors will be asked whether or not to withhold taxes from any distribution.

EXCHANGING BETWEEN SHARE CLASSES

You may exchange Investor Shares of the Fund for Institutional Shares of the Fund if you meet the minimum initial investment requirement for Institutional shares.  Share class exchanges are based on the relevant NAVs of the applicable share classes at the time of the conversion, and no charge is imposed.  An exchange from one class to another within the Fund will not be a taxable transaction.

To obtain more information about share class exchanges, or to place exchange orders, contact the Transfer Agent, or, if your shares are held in an account with a financial intermediary, contact the financial intermediary.  Your financial intermediary may impose conditions on such transactions in addition to those disclosed in this prospectus. The Fund reserves the right to modify or eliminate the share class exchange feature.

Effective July 1, 2016, exchanges between the Fund and other funds in the Trust are no longer permitted.

Frequent Purchases and Redemptions

The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of Fund shares can disrupt the management of the Fund, negatively affect the Fund’s performance, and increase expenses for all of the Fund’s shareholders.  In particular, frequent trading can: (i) force the Fund’s portfolio managers to hold larger cash positions than desired instead of fully investing the Fund, which can result in lost investment opportunities; (ii) cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when the Fund invests in securities that are thinly traded (some small-capitalization stocks, for example) or are traded primarily in markets outside of the U.S.  Frequent traders using arbitrage strategies can dilute the Fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase shares of the Fund.

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The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares.  The Fund’s policy is intended to discourage excessive trading in the Fund’s shares that may harm long-term investors and to make reasonable efforts to detect and deter excessive trading.  The Fund reserves the right to reject any purchase request order at any time and for any reason, without prior written notice.  The Fund may, in certain circumstances, reverse a transaction determined to be abusive.

The Fund will generally monitor trading activity within a 90 day period.  The Fund may consider trading activity over a longer period than 90 days and may take into account market conditions, the number of trades, and the amount of the trades in making such determinations.  In applying these policies, the Fund considers the information available at the time and may consider trading activity in multiple accounts under common ownership, control, or influence.

When excessive or short-term trading is detected, the party involved may be banned from future trading in the Fund.  Judgments related to the rejection of purchase and the banning of future trades are inherently subjective and involve some selectivity in their application.  The Fund will seek to make judgments and applications that are consistent with the interests of the affected Fund’s shareholders.

The Fund’s policies for deterring excessive trading in Fund shares are intended to be applied uniformly to all Fund shareholders to the extent practicable.  Some intermediaries, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Fund.  Because the Fund receives these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Fund is substantially limited in its ability to identify or deter excessive traders or other abusive traders.  The Fund will use its best efforts to obtain the cooperation of intermediaries to identify excessive traders and to prevent or limit abusive trading activity to the extent practicable.  Nonetheless, the Fund’s ability to identify and deter frequent purchases and redemptions of the Fund’s shares through omnibus accounts is limited.  The Fund’s success in accomplishing the objectives of the policies concerning excessive trading in Fund shares in this context depends significantly upon the cooperation of the intermediaries, which may have adopted their own policies regarding excessive trading which are different than those of the Fund. In some cases, the Fund may rely on the excessive trading policies of the financial intermediaries in lieu of applying the Fund’s policies when the Fund believes that the policies are reasonably designed to prevent excessive trading practices that are detrimental to the Fund.

OTHER FUND POLICIES

Small Accounts:  If the value of your account falls below the investment minimum, the Fund may ask you to increase your balance.  If the account value is still below the investment minimum after 60 days, the Fund may close your account and send you the proceeds.  The Fund will not close your account if it falls below the investment minimum solely as a result of a reduction in your account’s market value.

Purchase and Redemption Information For Lost Accounts:  If the Transfer Agent cannot locate an investor for a period of time specified by appropriate state law, the investor’s account may be deemed legally abandoned and then escheated (transferred) to the state’s unclaimed property administrator in accordance with statutory requirements.

Customer Identification Program: Federal regulations may require the Fund to obtain certain personal information from you, including your social security number or other government-issued identification when you open an account.  Additional information may be required in certain circumstances.  Applications without such information may not be accepted.  To the extent permitted by applicable law, the Fund reserves the right to: (i) place limits on transactions in an investor’s account until the investor’s identity is verified; (ii) refuse an investment in the Fund; or (iii) involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified.

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HOUSEHOLDING: In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at (800) 497-2960 to request individual copies of these documents.  Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

LOST SHAREHOLDERs:  It is important that the Fund maintain a correct address for each investor.  An incorrect address may cause an investor’s account statements and other mailings to be returned to the Fund.  Based upon statutory requirements for returned mail, the Fund will attempt to locate the investor or rightful owner of the account.  If the Fund is unable to locate the investor, then they will determine whether the investor’s account can legally be considered abandoned.  The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements.  The investor’s last known address of record determines which state has jurisdiction.

DISTRIBUTIONS

Distributions from the net investment income, if any, of the Fund are declared and paid annually.  Any net capital gain realized by the Fund also will be distributed annually.

Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased).  All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash.  If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current net asset value, and to reinvest all subsequent distributions.  You may change the distribution option on your account as any time.  If you wish to change your distribution option, write or call the Transfer Agent at least 5 days prior to the record date for the distribution.  Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

The following is a summary of certain U.S. tax considerations that may be relevant to an investor in the Fund.  Except where otherwise indicated, the discussion relates to investors who are individual U.S. citizens or residents and is based on current tax law, which may be subject to change in the future.  You should consult your tax adviser for further information regarding federal, state, local, and/or foreign tax consequences relevant to your specific situation.

Distributions: The Fund intends to qualify as a regulated investment company for federal tax purposes and to distribute to shareholders all or substantially all of its investment company taxable income and net capital gain each year.  Except as otherwise noted below, you will generally be subject to federal income tax on the Fund’s distributions to you, regardless of whether they are paid in cash or reinvested in Fund shares, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA.  For federal income tax purposes, Fund distributions of investment company taxable income (which includes net short-term capital gains) are generally taxable to you as ordinary income.  The maximum federal ordinary income tax rate applicable to individuals, estates and trusts is currently 39.6%.  Distributions of net capital gain (the excess of net long-term capital gains over net short-term capital losses) of the Fund generally are taxable to you as long-term capital gains, regardless of how long you have owned your shares.  The maximum federal long-term capital gain rate applicable to individuals, estates and trusts is currently 20%.  U.S. individuals with modified adjusted gross income exceeding $200,000 for unmarried individuals (or $250,000 for married couples filing joint federal income tax returns) are also subject to the Medicare Contribution Tax on their net investment income, which includes interest, dividends, capital gains, and Fund distributions, at a rate of 3.8%.  Trusts and estates are also subject to the Medicare Contribution Tax.  You will be notified annually of the tax status of distributions to you.

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Distributions of “qualified dividends” will also generally be taxable to you at long-term capital gain rates for federal income tax purposes, as long as certain requirements are met.  In general, if 95% or more of the gross income of the Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations, then all distributions of investment company taxable income paid by the Fund to non-corporate  shareholders will be taxed at long-term capital gains rates.  But if less than 95% of the gross income of the Fund (other than net capital gain) consists of qualified dividends, then distributions paid by the Fund to individual shareholders will be qualified dividends only to the extent they are derived from qualified dividends earned by the Fund.  For the lower rates to apply, you must have owned your Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund’s ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualified dividend).  The amount of the Fund’s distributions that qualify for this favorable treatment may be reduced as a result of the Fund’s securities lending activities (if any), a high portfolio turnover rate, or investments in debt securities or “non-qualified” foreign corporations.

A portion of distributions paid by the Fund to shareholders who are corporations will also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations.  The amount of the dividends qualifying for this deduction may, however, be reduced as a result of the Fund’s securities lending activities (if any), by a high portfolio turnover rate, or by investments in debt securities or foreign corporations.

Distributions from the Fund will generally be taxable to you in the year in which they are paid, with one exception.  Distributions declared by the Fund in October, November, or December and paid in January of the following year are taxed as though they were paid on December 31.

You should note that if you buy shares of the Fund shortly before it makes a distribution, the distribution will be fully taxable to you even though, as an economic matter, it simply represents a return of a portion of your investment.  This is known as “buying into a dividend.”

Redemptions:  The sale (also known as a redemption) of Fund shares is a taxable event on which a gain or loss may be recognized unless you are investing through a tax-deferred arrangement such as a 401(k) or IRA.  The amount of the gain or loss is based on the difference between your tax basis in the Fund shares and the amount you receive for them upon disposition.  Generally, you will recognize a long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you sell them.  Gains and losses on shares held for twelve months or less will generally constitute short-term capital gains or losses, except that a loss on shares held six months or less will be recharacterized as a long-term capital loss to the extent of any net capital gains distributions that you have received or were deemed to have received on the shares.  A loss realized on a sale of Fund shares may be disallowed under the so-called “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund.  If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

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IRAs and Other Tax-Qualified Plans: Distributions on, and sales of shares held in an IRA or other tax-qualified plan will not be currently taxable unless debt was incurred to purchase the shares.

Backup Withholding: The Fund may be required in certain cases to withhold and remit to the Internal Revenue Service (“IRS”) a percentage of taxable distributions  or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund when required to do so that they are not subject to backup withholding or that they are “exempt recipients.”  The withholding rate is currently 28%.

U.S. Tax Treatment of Foreign Shareholders: Generally, nonresident aliens, foreign corporations and other foreign investors are subject to a 30% withholding tax on dividends paid by a U.S. corporation, although the rate may be reduced for an investor that is a qualified resident of a foreign country with an applicable tax treaty with the United States.  In the case of regulated investment companies such as the Fund, however, distributions attributable to the Fund’s net capital gains (the excess of net long-term capital gains over net short-term capital loss) are generally exempt from the 30% withholding tax.

Foreign shareholders will generally not be subject to the 30% U.S. withholding tax on gains realized on the sale or redemption of shares in the Fund. However, the Fund is required to withhold 30% tax on certain payments to foreign entities that do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act.

In contrast, if a foreign investor conducts a trade or business in the United States and the investment in the Fund is effectively connected with that trade or business, or a foreign individual investor is present in the United States for 183 days or more in a calendar year, then the foreign investor’s income from the Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in the Fund.

State and Local Taxes: You may also be subject to state and local taxes on income and gain attributable to your ownership of Fund shares.  State income taxes may not apply, however, to the portions of the Fund’s distributions, if any, that are attributable to interest earned by the Fund on U.S. Government securities.  You should consult your tax adviser regarding the tax status of distributions in your state and locality.

Cost Basis Reporting:  The Fund (or its agent) must report to the IRS and furnish to Fund shareholders cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date.  The Fund has selected “first-in, first out” (FIFO) as the default cost basis method.  Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them.  If you wish to select another IRS-accepted cost basis method, please contact the Fund for further information.

Your investment in the Fund could have additional tax consequences.  This short summary is not intended as a substitute for careful tax planning.  You should consult your tax professional for information regarding all tax consequences applicable to your investments in the Fund.  More tax information relating to the Fund is also provided in the SAI.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years, if available, for Institutional Shares of the Fund.  Certain information reflects financial results for a single share of the Fund.  The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and other distributions.  Information in the financial highlights table has been audited by BBD, LLP whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available, without charge, upon request.

HOOD RIVER SMALL-CAP GROWTH FUND Institutional Shares	FOR THE YEARS ENDED JUNE 30,
	2016	2015	2014	2013	2012
Net Asset Value – Beginning of Year	$33.43	$29.09	$23.31	$17.72	$18.40

Income from Investment Operations: Net investment loss[1]	(0.13)	(0.24)	(0.22)	(0.12)	(0.15)
Net realized and unrealized gain/(loss) on investments	(3.29)	4.58	6.00	5.71	(0.53)
Total from investment operations	(3.42)	4.34	5.78	5.59	(0.68)

Less Distributions:
Distributions from net realized gains	(1.69)	---	---	---	---
Total Distributions	(1.69)	---	---	---	---

Redemption fees	---[2]	---[2]	---[2]	---[2]	---[2]

Net Asset Value – End of Year	$28.32	$33.43	$29.09	$23.31	$17.72

Total Return	(10.41)%	14.92%	24.80%	31.55%	(3.70)%

Ratios and Supplemental Data:
Net assets, end of year (thousands)	$133,339	$97,315	$83,966	$59,893	$57,643
Ratio of operating expenses to average net assets:
Before waivers	1.40%	1.45%	1.48%	1.59%	1.57%
After waivers	1.09%	1.20%	1.25%	1.25%	1.25%
Ratio of net investment loss to average net assets:
Before waivers	(0.75)%	(1.04)%	(1.05)%	(0.92)%	(1.20)%
After waivers	(0.44)%	(0.79)%	(0.82)%	(0.58)%	(0.88)%
Portfolio turnover rate	170%	142%	115%	119%	138%

[1]	The net investment loss per share was calculated using the average shares outstanding method.
[2]	Amount is less than $0.01.

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HOOD RIVER SMALL-CAP GROWTH FUND Investor Shares	PERIOD ENDED JUNE 30, 2016*

Net Asset Value – Beginning of Period	$33.18

Income from Investment Operations: Net investment loss[1]	(0.19)
Net realized and unrealized loss on investments	(3.05)
Total from investment operations	(3.24)

Less Distributions:
Distributions from net realized gains	(1.69)
Total distributions	(1.69)

Redemption fees	---[2]

Net Asset Value – End of Period	$28.25

Total Return	(9.96)% ^

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$39
Ratio of operating expenses to average net assets:
Before waivers	1.65%+
After waivers	1.34%+
Ratio of net investment loss to average net assets:
Before waivers	(0.99)%+
After waivers	(0.68)%+
Portfolio turnover rate[3]	170%

*	Operations commenced for the Investor Shares on July 7, 2015.
+	Annualized
^	Not Annualized
[1]	The net investment loss per share was calculated using the average shares outstanding method.
[2]	Amount is less than $0.01.
[3]	Portfolio turnover is calculated on the basis of the Fund as a whole. The rate presented represents portfolio turnover for the entire fiscal year.

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GLOSSARY

Growth Funds
Growth funds invest in the common stock of growth-oriented companies.  Generally, growth-oriented companies have high relative rates of growth and tend to reinvest more of their profits into the company and pay out less to shareholders in the form of dividends.  As a result, investors in growth funds tend to receive most of their return in the form of capital appreciation.

Investment Adviser
The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises, and administers the fund’s investment program.  The Board supervises the investment adviser and establishes policies that the investment adviser must follow in its management activities.

Mutual Fund
A mutual fund pools shareholders’ money and, using a professional investment manager, invests it in securities like stocks and bonds.  Each fund within the Trust, including the Fund, is a separate mutual fund.

Mutual Fund Expenses
Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder distribution, administration, and custody services.

Net Asset Value or “NAV”
NAV =        Assets-Liabilities
Outstanding Shares

Net Investment Income
Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.

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INVESTMENT ADVISER Hood River Capital Management, LLC 1 South West Columbia Street, Suite 630 Portland, Oregon 97258
TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
For overnight deliveries, use:
Hood River Small-Cap Growth Fund
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202

COMPLIANCE SERVICES Vigilant Compliance, LLC 223 Wilmington West Chester Pike, Suite 216 Chadds Ford, Pennsylvania 19317	For regular mail deliveries, use: Hood River Small-Cap Growth Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701

LEGAL COUNSEL Godfrey & Kahn, S.C. 833 East Michigan Street, Suite 1800 Milwaukee, Wisconsin 53202	CUSTODIAN U.S. Bank, N.A. 1555 North River Center Drive, Suite 302 Milwaukee, Wisconsin 53212

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM BBD, LLP 1835 Market Street Philadelphia, Pennsylvania 19103	DISTRIBUTOR Quasar Distributors, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

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Manager Directed Portfolios

FOR MORE INFORMATION

For investors wanting more information on the Fund, the following documents are available free upon request:

Annual/Semi-Annual Reports

These reports contain performance data and information on the Fund’s holdings, operating results, and a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance for the most recently completed fiscal year or half-year.

Statement of Additional Information (“SAI”)

The SAI provides additional technical and legal descriptions of the Fund’s policies, investment restrictions, risks, and business structure, including a description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio security holdings.  The information in the SAI is incorporated into this prospectus by reference.

Copies of these documents, and answers to questions about the Fund, may be obtained without charge by contacting:

Hood River Small-Cap Growth Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(800)-497-2960

The Fund’s SAI, Annual, and Semi-Annual Reports are also available, free of charge, at www.hoodrivercapital.com.

Information about the Fund, including the SAI, can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C.  Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, D.C., 20549-1520.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.  Reports and other information about the Fund may be viewed or downloaded from the EDGAR database on the SEC’s internet site at http://www.sec.gov.

For more information on opening a new account,
making changes to existing accounts,
purchasing or redeeming shares,
or other investor services, please call (800) 497-2960.

The investment company registration number is 811-21897.

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